UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-4063                41-0449530
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)


                 5995 Opus Parkway, Minnetonka, Minnesota 55343
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 912-5500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On November 1, 2004, G&K Services, Inc. issued a press release announcing its financial results for the fiscal quarter ended October 2, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The press release contains certain non-GAAP financial measures, including the organic industrial rental growth rate, organic direct sale growth rate and free cash flow. The organic growth rates are calculated using industrial rental and direct sale revenues, respectively, adjusted for foreign currency exchange rate differences and revenues from newly acquired locations. Management believes that by eliminating the impact of the U.S.-Canadian exchange rate and the effects of the Company's recent business acquisitions, the organic growth rates better reflect the growth of our existing industrial rental and direct sale business and are therefore useful in analyzing the financial condition of the Company and the results of its operations. Free cash flow is cash provided by operating activities less capital expenditures. Management believes that this is an important financial measure because it indicates the Company's ability to expand, acquire additional business, pursue debt reduction and pay dividends.

Item 9.01         Financial Statements and Exhibits.

                  (c)      Exhibits.

                           99.1     Press Release dated November 1, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          G&K SERVICES, INC.
                                          (Registrant)



Date: November 1, 2004               By:  /s/ Jeffrey L. Wright
                                          Name: Jeffrey L. Wright
                                          Title:   Senior Vice President
                                          and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated November 1, 2004



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